UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2015

Enstar Group Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Enstar Group Limited (“Enstar”) announced today that its subsidiary, Enstar Limited, has agreed in principle to act as reinsurance manager for a newly-formed Bermuda company, Aligned Re Ltd. (“Aligned Re”), which is expected to be funded with third-party capital alongside anticipated investments from Enstar and certain affiliates, including $100 million that Enstar has recently invested. UBS O’Connor LLC is expected to act as investment manager for Aligned Re. Subsidiaries of StarStone Insurance Holdings Limited (“StarStone”), part of the Enstar group, are expected to purchase reinsurance via quota share agreements with Aligned Re. In addition, certain Enstar run-off subsidiaries are expected to enter into loss portfolio transfer agreements with Aligned Re.

Nicholas A. Packer has been appointed as Chief Executive Officer of Aligned Re. Enstar announced today that Mr. Packer is also expected to continue to serve in his existing roles as Enstar’s Executive Vice President and Joint Chief Operating Officer and Chief Executive Officer of StarStone until December 31, 2016. As a start-up company, Aligned Re will consider hiring additional executives during the ramp-up period of its operations.

This report shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sales of securities mentioned in this report in any state or foreign jurisdiction in which such offer, solicitation or sale would be unlawful. The securities mentioned in this report have not been and will not be registered under the Securities Act of 1933, as amended, or other applicable securities laws, and may not be sold in any jurisdiction prior to registration or qualification, or an applicable exemption, under the securities laws of any such jurisdiction.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The matters described in the explanatory note to this Current Report on Form 8-K with respect to Nicholas A. Packer are incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

The matters described in the explanatory note to this Current Report on Form 8-K are incorporated by reference herein.

The information incorporated by reference into Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar may be found under the heading “Risk Factors” in Enstar’s Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarterly period ended June 30, 2015, and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

Date: December 3, 2015	By:	/s/ Mark Smith
Mark Smith
Chief Financial Officer